[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.7(b)

Amendment One to Ancillary Services Agreement

WHEREAS, Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries (“Cigna”) and Omada Health Inc. have executed an Ancillary Services Agreement dated May 31, 2018 (the “Agreement”); and

WHEREAS, Cigna and Omada Health Inc. mutually desire to amend the Agreement;

NOW, THEREFORE, pursuant to the Amendment sections 6.13 of the Agreement and in consideration of the mutual promises contained herein, the parties hereby agree as follows:

1. The effective date of this Amendment is January 1, 2019.

2. Rate Exhibit Al of the Agreement is replaced in its entirety by the attached Exhibit Al as of the effective date of this Amendment.

3. Section 1.22 is deleted and the following substituted in its place:

1.22 Participant

means any individual, or eligible dependent of such individual, whether referred to as “Insured”, “Subscriber”, “Member”, “Participant”, “Enrollee”, “Dependent”, or similar designation, who is eligible to receive and enrolled to receive Covered Services and who Omada has determined to be qualified for the Covered Services provided by Omada pursuant to this Agreement based upon the screening criteria identified in Exhibit D.

4. The attached Exhibit D, Omada Screening Criteria, is added to the Agreement.

5. Section 2.16 is deleted and the following substituted in its place:

2.16 Notice of Taxes, Assessments or Surcharges

Except as hereinafter provided, fees for the Covered Services provided for in this Agreement are exclusive of any taxes associated with the purchase thereof (which shall be the responsibility of Payers). Omada shall reasonably contest the imposition of any tax, surcharge or assessment on the Covered Services. In the event that after contesting the imposition of a tax, surcharge or assessment on the Covered Services, Omada receives a final determination from a governmental taxing authority that a tax, assessment or surcharge is required to be charged by Omada to Participants for Covered Services, Omada shall promptly provide Cigna written notice of such final determination so that Cigna will have the opportunity to implement the changes required to administer the payment of such tax, surcharge or assessment.

6. Except as modified herein, the Agreement remains in full force and effect. To the extent of a conflict between this Amendment and the Agreement, this Amendment shall control.

7. Any and all capitalized terms not defined herein shall have the same meaning as in the Agreement.

Version: 1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives below:

AGREED AND ACCEPTED BY:

Provider: Omada Health Inc.

Provider Signature: /s/ Sean Duffy

Printed Name: Sean Duffy

Provider Title: Chief Executive Officer

Provider Date Signed: December 14, 2018

Federal Tax ID: [***]

National Provider Identifier (NPID): [***]

Cigna: Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries

Cigna Signature: /s/ Mario Vangeli

Cigna Printed Name: Mario Vangeli

Cigna Title: V.P. National Contracting

Cigna Date Signed: December 17, 2018

Version: 1

EXHIBIT A-1

Diabetes Prevention Program

Rate Exhibit and Reimbursement

Terms Phase II

Effective 1/1/2019

This is a Rate Exhibit to an Agreement between:

Provider: Omada Health, Inc.

Cigna Party: Cigna Health Corporation on behalf of itself and its affiliates and subsidiaries

This Rate Exhibit:

Applies to: Omada Health, Inc.

Federal Tax ID: [***]

National Provider Identifier: [***]

Section I. Reimbursement Notes:

1.

Pricing for Pre-Existing Accounts. Fees for the Covered Services for (i) all Program Participants not associated with Pre-Existing Accounts and (ii) all Program Participants associated with Pre-Existing Accounts with Start Dates on or after the applicable Transition Date shall be as set forth below.

2.

Provider shall accept as full and final payment for Covered Services provided to Participants the lesser of billed charges or the reimbursement specified in this Exhibit. Payor shall deduct any Copayments, Deductibles, or Coinsurance required by the Benefit Plan from payment due to Provider to the extent applicable.

3.

Process Fees earned in accordance with this Rate Exhibit will be submitted by Provider to Cigna on a [***] basis by means mutually agreed by the parties, either (i) submission of claims (using codes and modifiers set forth in the table below or (ii) direct invoices payable within [***] days of the date of such invoices.

4.

Rate for CPT code [***], includes, but is not limited to diabetic prevention counseling, patient education and weight loss management. Cigna reserves the right to request an audit of Provider’s records to validate Provider charges and reimbursement. Charges for Cigna Participants are: (i) [***] upon enrollment (i.e., at Start Date) and (ii) [***] per month per [***] in year one (1) (i.e., through the end of the calendar month that includes the one-year anniversary of Participant’s Start Date) and [***] per month per [***] in year two (2), as further described below. Subject to the [***] in the rate table below (which, for the monthly fee, is a [***]).]

5.

The amount used by Cigna in processing payments for Covered Services shall be the amount reflected in this Exhibit plus any tax, surcharge or assessment thereon imposed by a governmental entity provided that [***].

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EXHIBIT A-1 (continued)

6.	[***].

7.

For services not included on the rate table below, no reimbursement will be made. Participants may not be billed for such services. Unless, in advance, they agree in writing to be responsible for such services.

Section II. Services:

Billing CPT Code	Modifier	Service Description	Maximum Allowable Rate
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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EXHIBIT D

OMADA SCREENING

CRITERIA

[***]

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